--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): June 11, 2002


                           BioMarin Pharmaceutical Inc.
               (Exact name of registrant as specified in its charter)




          Delaware                   000-26727              68-0397820
(State or other jurisdiction of     (Commission           (IRS Employer
        incorporation)              File Number)        Identification No.)

               371 Bel Marin Keys Boulevard,                 94949
                       Suite 210                           (Zip Code)
                   Novato, California
      (Address of principal executive offices)

                                  (415) 884-6700
         ---------------------------------------------------------------
            (Registrant's telephone number, including area code)











--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on June 12, 2002, is hereby amended and restated to read in its entirety as follows:


Item 4.       Changes in Registrant's Certifying Accountant.

(a)      Previous independent accountants

         (i) On June 11, 2002, BioMarin Pharmaceutical Inc. (the "Registrant") dismissed Arthur Andersen LLP as its independent accountants. The Registrant's Audit Committee recommended this action and the Registrant's entire Board of Directors participated in and approved the action.

         (ii) The reports of Arthur Andersen LLP on the Registrant's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) In connection with its audits for the two most recent fiscal years and through June 11, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them the make reference thereto in their report on the financial statements for such years.

         (iv) During the two most recent fiscal years and through June 11, 2002, there have been no reportable events (as defined in Item 304(a) (1) (v) of Regulation S-K).

         (v) The Registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated June 18, 2002 is filed as Exhibit 16.1 to this Form 8-K.

(b)      New independent accountants

         The Registrant engaged KPMG LLP as its new independent accountants as of June 11, 2002. The Registrant's Audit Committee recommended this action and the Registrant's entire Board of Directors approved the action. During the two most recent fiscal years and through June 11, 2002, the Registrant has not consulted with KPMG LLP regarding either:

         (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that KPMG LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

         (ii) any matter that was within the subject of a disagreement, as that term is defined in Item 304(a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a) (1) (v) of Regulation S-K.

Item 7.       Financial Statements, Pro Forma Financial Statements and Exhibits.

         (c)      Exhibits.

         Exhibit 16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 18, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          BioMarin Pharmaceutical Inc.,
                          a Delaware corporation

Date:   June 18, 2002                   By: /s/Fredric D. Price
                                            -------------------
                                            Fredric D. Price
                                            Chairman and Chief Executive Officer



                                  EXHIBIT INDEX

         Exhibit No.                Description

         Exhibit 16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 18, 2002.